UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, on July 16, 2020, we contacted certain customers to inform them about a recent security incident (the “Security Incident”). This information disclosed that in May 2020 we discovered and stopped a ransomware attack. Our Cyber Security team—together with independent forensics experts and law enforcement—successfully prevented the cybercriminal from blocking our system access and fully encrypting files; and ultimately expelled them from our system. Prior to our locking the cybercriminal out, the cybercriminal removed a copy of a subset of data from our self-hosted (private cloud) environment.

After July 16, further forensic investigation found that for some of the notified customers, the cybercriminal may have accessed some unencrypted fields intended for bank account information, social security numbers, usernames and/or passwords. In most cases, fields intended for sensitive information were encrypted and not accessible. These new findings do not apply to all customers who were involved in the Security Incident. Customers who we believe are using these fields for such information are being contacted the week of September 27, 2020 and are being provided with additional support.

We expect our Security Incident investigation and security enhancements to continue for the foreseeable future. We intend to continue to inform our customers, stockholders and other stakeholders of any such additional information or developments as appropriate.

Forward-Looking Statements

Except for historical information, all of the statements, expectations and assumptions contained in this Current Report on Form 8-K are forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding future developments related to the Security Incident and any potential impact on our financial condition and results of operations. These statements involve a number of risks and uncertainties. Although we attempt to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the risk factors set forth from time to time in our filings with the Securities and Exchange Commission (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

The information contained in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	September 29, 2020	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)